CENTURY CAPITAL MANAGEMENT TRUST
Century Shares Trust
Century Small Cap Select Fund
Century Growth Opportunities Fund

Supplement Dated March 31, 2015 to the
Currently Effective Prospectuses Dated February 27, 2015

Century Capital Management, LLC (“Century”) has entered into an agreement to restructure its ownership. The Management Board of Century has unanimously determined that it is appropriate and desirable to divide Century into two separate companies.  Century currently has two distinct business units: the Public Securities Group (“PSG”) which provides investment advisory services to Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund” and collectively the “Funds”) and other institutional investors, and the Private Equity Group (“PEG”) which provides investment management services to investment vehicles exempt from registration under the Investment Company Act of 1940, as amended.  Under the current structure Alexander L. Thorndike is responsible for the day to day management of PSG and Davis R. Fulkerson is responsible for the day to day management of PEG.  If the restructuring is consummated, Alexander L. Thorndike will continue to have the ability to exercise voting control over Century and Davis R. Fulkerson will cease exercising voting control over Century.  Changes in voting control over Century caused by the restructuring would result in an “assignment” (under applicable law) of the investment advisory agreements between Century and the Funds.  Pursuant to the Investment Company Act of 1940, as amended, each Fund’s investment advisory contract automatically terminates in the event of its assignment.

The restructuring is anticipated to occur in the fourth quarter of 2015 or the first quarter of 2016 and only if shareholders of each Fund approve a new investment advisory contract with Century and other conditions are satisfied.

The proposed restructuring provides for a continuous investment program for the Funds with no changes to the personnel responsible for managing the Funds or in the services Century provides to the Funds.  The new contracts, if approved, will not affect the contractual advisory fee rates payable by the Funds.